SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): APRIL 26, 2000


                         PRIORITY HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


           INDIANA                 000-23249                35-1927379
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      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)


                         250 TECHNOLOGY PARK, SUITE 124
                            LAKE MARY, FLORIDA 32746
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (407) 804-6700
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 8.  CHANGE IN FISCAL YEAR

         On April 12, 2000, Priority Healthcare Corporation changed its fiscal year end from December 31 to the Saturday closest to December 31 in each year, beginning with the fiscal year ending December 30, 2000. For interim reporting purposes, under the new fiscal year calendar, Priority Healthcare Corporation's fiscal quarters will be based on a 4/4/5 week standard. A report covering a transition period is not required.

         Priority Healthcare Corporation has amended its By-Laws to reflect the change in its fiscal year. A copy of the By-Laws, as amended, is being filed herewith as Exhibit 3-B.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2000


                                  PRIORITY HEALTHCARE CORPORATION


                                  By: /s/ DONALD J. PERFETTO
                                      -------------------------
                                      Name:  Donald J. Perfetto
                                      Title: Executive Vice President and Chief
                                             Financial Officer

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

                                INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
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  3-B           By-Laws of Priority Healthcare Corporation, as amended to date.

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